AAM SLC LOW DURATION INCOME ETF (LODI) Listed on NYSE Arca, Inc. Summary Prospectus February 28, 2026 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AAM SLC Low Duration Income ETF (the “Fund”) seeks to outperform, after fees and expenses, the Bloomberg 1-3 Year Government/Credit Index (the “Index”) on a total return basis.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Less: Fee Waiver	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.15%

1 The Fund’s investment adviser, Advisors Asset Management, Inc. (“AAM” or the “Adviser”), has contractually agreed to waive a portion of its management fee equal to 0.24% of the Fund’s average daily net assets on the first $100 million of Fund assets until at least February 28, 2027, unless terminated sooner by, or with the consent of, the Fund’s Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$101	$195	$469
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period December 3, 2024 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in various U.S. dollar denominated fixed income instruments. The Fund defines fixed income instruments to include investment grade fixed income securities, high yield fixed income securities (also known as “junk bonds”), mortgage-backed securities (both commercial and agency), asset-backed securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), and any other debt or debt-related securities of any maturities (issued by the United States Government, agencies or instrumentalities or corporate entities). Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in income producing securities.
Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a duration of five years, its price will rise approximately 5% if interest rates drop by 1%, and its price will fall approximately 5% if interest rate rise by 1%. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. SLC Management (“SLC” or the “Sub-Adviser”) anticipates that the Fund’s estimated average portfolio duration will be three (3) years or less depending on market conditions. The effective duration of the Fund’s portfolio may vary materially from its target, from time to time and under normal market conditions, and there is no assurance that the effective duration of the Fund’s portfolio will not exceed its target.
The Fund’s portfolio is managed by SLC. SLC utilizes fundamental and technical research and analysis to identify a starting universe of issuers within the corporate, structured, and securitized credit markets. In general, SLC does not use interest rate anticipation and instead focuses on security-level inefficiencies. SLC seeks to identify fixed income instruments that are, in its judgment, mispriced. SLC monitors the relationships and correlations of various bonds and issuers and conducts review and analysis of the underlying fundamentals of each bond or issuer to attempt to identify if a particular fixed income instrument is either oversold or overbought. SLC also monitors the spread correlations among the various asset classes in which the Fund may invest to screen for sectors SLC believes are trading at a premium or discount and thus may be advantageous for the Fund’s portfolio.
The Fund invests primarily in investment grade debt securities but may invest in other classes of fixed income securities. Subject to the limitations set out herein, the Fund may invest up to 100% of its assets in any fixed income class, or in cash or cash equivalents, depending upon current fixed income market conditions, as well as other factors observed by SLC. Notwithstanding the above, the Fund may not invest more than 15% of its total assets, as determined at the time of purchase, in high yield fixed income securities (also known as “junk bonds”) which are (a) rated below investment grade by all Nationally Recognized Statistical Rating Organizations (“NRSROs”) which provide a rating for such security ( i.e. , if any NRSRO maintains an investment grade rating on such security, then the security will not be subject to the 15% limit on high yield fixed income securities), or (b) if such high yield securities are unrated, determined by the Sub-Adviser to be of comparable credit quality to similar high yield fixed income securities. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds”.
• Active Management Risk . The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
• Agency Debt Risk. The Fund may invest in unsecured bonds or debentures issued by U.S. government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.
• Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
• CLO Manager Risk. CLOs are managed by entities which are independent of the Adviser and Sub-Adviser. CLO managers are responsible for selecting, managing and replacing the underlying loans within a particular CLO. CLO managers may have limited operating histories and may be subject to conflicts of interests. Such conflicts may include managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximization of the yield, and therefore the risk, of a CLO. Personnel and resource constraints, regulatory issues or other developments may adversely impact the ability and/or performance of the CLO manager and therefore may adversely impact the performance of the CLO securities in which the Fund invests.
• CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests.
◦ Covenant Lite Loans Risk. CLOs may contain underlying loans that may be “covenant lite,” meaning that they have few or no financial maintenance covenants that would require the borrower to meet or exceed certain financial requirements. The absence of such covenants may reduce the ability of the lender to monitor the borrower’s financial performance and, if necessary, declare an event of default which would permit the lender to take action intended to mitigate losses from the borrower’s default on the loan. Therefore, CLOs with holdings of covenant lite loans may have greater difficulty in seeking remedies or taking other actions to preserve the value of loans in situations where a borrower faces declining financial performance. This could result in losses to the CLO and therefore the Fund.
• CMO Risk. CMOs are securities backed by an underlying portfolio of mortgages. CMOs are subject to credit risk because underlying loan borrowers may default. CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Sub-Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected.
• ETF Risks . The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Cash Redemption Risk . When the Fund’s investment strategy requires it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind ( i.e. , distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
• Fixed Income Securities Risk. The Fund invests in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

◦ Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦ Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦ Duration Risk. Prices of fixed income securities with longer durations are more sensitive to interest rate changes than those with shorter durations.
◦ Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦ Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦ Income Risk. The Fund’s income may be adversely impacted if interest rates fall in a manner such that variable rate securities held directly or indirectly by the Fund make lower interest payments as a result of the decline in interest rates.
◦ Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦ Liquidity Risk. Securities in which the Fund invests may have limited liquidity during times of adverse market conditions. Consequently, prices of securities may trade at wide bid-ask spreads at times in which the Fund seeks to sell certain assets. The Fund could potentially be unable to sell securities in a timely manner without substantially negatively impacting the price of such securities. As a result, the Fund’s performance could be adversely impacted.
◦ Maturity Risk. The value of fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
◦ Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
◦ Valuation Risk. Valuation risk refers to the potential for assets in which the Fund invests being valued in a manner that differs from what the Fund is able to realize upon a sale of such assets. During times of market uncertainty, the valuation of certain securities may become more difficult and, therefore, the risk that an asset’s valuation will diverge from the price the Fund is ultimately able to realize upon the sale of such asset also increases.
◦ Variable and Floating Rate Instrument Risk. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, income, liquidity and default risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
• Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Further, not all obligations issued by a U.S. government-related entity are backed by the full faith and credit of the U.S. government. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
• High Portfolio Turnover Risk . The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
• High-Yield Securities Risk . High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High-yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high-yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High-yield securities may experience reduced liquidity and sudden and substantial decreases in price.
• Market Risk . The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
• Mortgage- and Asset-Backed Securities Risk . Mortgage- and asset-backed securities are more sensitive to interest rate risk than other types of fixed income securities. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. If a borrower prepays some or the entire principal owed, the Fund may have to replace the security by investing the proceeds in a security with a lower yield. This could reduce the share price and income distributions of the Fund, which invests in mortgage- and asset-backed securities. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets. Weakening real estate markets may cause default rates to rise, which would result in a decline in the value of mortgage-backed securities.
• Privately Issued Securities Risk. The Fund may invest in privately issued securities issued under Rule 144A or Regulation S under the Securities Act of 1933, as amended. Sales of privately issued securities are subject to numerous restrictions including, but not limited to, that sales of privately issued securities may typically be made only to qualified institutional buyers, in privately negotiated transactions, to a limited number of purchasers, or in limited quantities after being held for a specific period of time. There may be limited numbers of available purchasers at times when the Fund wishes to sell privately issued securities, including during times of adverse market conditions. Privately issued securities may also trade at wider bid-ask spreads or be difficult to value. There can be no assurance that a privately issued security previously believed to be liquid at the time of purchase will continue to maintain a similar liquidity profile during the period in which it is held by the Fund or at the time of sale. Therefore, the Fund is subject to the risk that it may be unable to dispose of such securities without adversely impacting the price received upon sale.
• Securities Lending Risk . The Fund may engage in securities lending. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compared with those of the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark index and a broad measure of U.S. bond market performance, as well as the Bloomberg 1-3 Year US Government/Credit, the Fund’s secondary benchmark index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.aamlive.com/ETF.
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 1.74% for the quarter ended June 30, 2025, and the lowest quarterly return was 1.40% for the quarter ended December 31, 2025.

Average Annual Total Returns
For the Period Ended December 31, 2025

AAM SLC Low Duration Income ETF	1 Year	Since Inception (December 3, 2024)
Return Before Taxes	6.39%	6.11%
Return After Taxes on Distributions	4.18%	3.92%
Return After Taxes on Distributions and Sale of Shares	3.74%	3.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	5.28%
Bloomberg 1-3 Year US Government/Credit (reflects no deduction for fees, expenses, or taxes)	5.35%	5.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Advisers	Sun Life Capital Management (U.S.) LLC, d/b/a SLC Management
Portfolio Managers	Richard Familetti, CFA, Chief Investment Officer, Portfolio Manager for SLC, Daniel J. Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager for SLC, Philip Mendonca, Managing Director, Senior Portfolio Manager for SLC, Matthew Salzillo, Managing Director, Portfolio Manager for SLC, and Annette Serrao, CFA, Managing Director, Portfolio Manager for SLC, have been portfolio managers for the Fund since its inception in November 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.aamlive.com/ETF.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.